UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

______________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2012

HUSA Liquidating Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-11655 (Commission File Number)	22-2748248 (I.R.S. Employer Identification No.)

c/o Development Specialists, Inc. 200 South Biscayne Blvd., Suite 1818
Miami, Florida	33131
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:	305/274-2717

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1.03 Bankruptcy or Receivership

HUSA Liquidating Corporation, formerly known as HearUSA, Inc. (the “Company”), is filing this Form 8-K/A to provide supplemental disclosure to Item 1.03 of its Form 8-K filed with the Securities and Exchange Commission on May 10, 2012.

As of March 31, 2012, the remaining assets of the Company, consisting principally of cash, total $50,980,000. As of such date, there were outstanding liabilities of approximately $5,997,000, including $3,736,000 of accounts payable and other short term liabilities and $2,261,000 of deferred tax liability.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUSA Liquidating Corporation
(Registrant)

Date: May 11, 2012	By:	/s/ Joseph Luzinski
		Name:	Joseph Luzinski
		Title:	Chief Restructuring Officer

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